DELAWARE(SM)
INVESTMENTS
------------

Delaware Overseas Equity Fund

International Diversification

2000 ANNUAL REPORT

{International Diversification Artwork}

TABLE OF CONTENTS
-----------------

Letter to Shareholders                                            1

Portfolio Management
Review                                                            3

Performance Summary                                               6

Financial Statements

  Statement of Net Assets                                         7

  Statement of Operations                                        10

  Statements of Changes in
  Net Assets                                                     11

  Financial Highlights                                           12

  Notes to Financial
  Statements                                                     16

  Report of Independent
  Auditors                                                       19

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment To Our Investors

Experienced
o  Our seasoned investment professionals average 11 years' experience.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
o  We follow strict investment policies and clear buy/sell guidelines.
o We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
o  We clearly articulate our investment policies and follow them consistently.
o Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
o  We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity              o High-yield bonds
   o Mid-cap  equity               o Investment grade bonds
   o Small-cap equity              o Municipal bonds
   o International equity            (single-state and national funds)
   o Balanced                      o International fixed-income
o Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"MUCH OF THE
CAUTIONARY SENTIMENT
AT HOME MAY HAVE
TRICKLED DOWN TO
MANY EMERGING
MARKETS AS WELL."

--------------------------------------------------------------------------------

December 4, 2000

Recap of Events -- The pace of global economic growth slowed this past year as tightening financial conditions, combined with the high price of oil, generally presented a challenge to businesses worldwide. During the year, the U.S. Federal Reserve Board, the European Central Bank, and, for the first time since 1990, even the Bank of Japan raised interest rates.

This tighter monetary environment has contributed to the generally weak performance of global equity markets. In a poor environment for stocks, returns in many overseas markets have been lackluster, while major U.S. equity indexes such as the Dow Jones Industrial Average and the S&P 500 Index are in negative territory year-to-date as of October 31, 2000. Much of the cautionary sentiment at home may have trickled down to many emerging markets as well. As a result, the year was generally challenging for investors looking to those areas of the world.

Delaware Overseas Equity Fund, which invests internationally in both developed and emerging markets, returned +1.13% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended October 31, 2000. During the same year, the MSCI Europe, Australasia, Far East (EAFE) Index -- a broad stock index that is your Fund's benchmark, and which generally tracks global markets -- fell by 2.66%. The Lipper International Funds Average rose 2.70% for the year ended October 31, 2000.

Despite a difficult year for equity investors, the slowing of U.S. economic growth has many analysts hopeful for a "soft landing" for the domestic economy. This optimistic view points to continued U.S. economic expansion and better times ahead for U.S. stocks, both of which would likely bode well for other global markets. International investors can find other reasons to be encouraged, too, including healthy euro zone employment growth, China's entry into the World Trade Organization, and occasional signs of hope in Japan for eventual economic recovery, despite that country's struggling banking system.

Total Returns
For the Period Ended October 31, 2000                         One Year
------------------------------------------------------------------------
Delaware Overseas Equity Fund Class A                          +1.13%
------------------------------------------------------------------------
MSCI EAFE Index                                                -2.66%
Lipper International Funds Average (711 funds)                 +2.70%
------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The MSCI EAFE Index is an unmanaged composite of international stocks in established markets. The Lipper International Funds Average represents the average returns of a peer group of international mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance does not guarantee future results.


Foreign investments are subject to risks not ordinarily associated with domestic investments (i.e., currency, economic and political risks).

{International Diversification Artwork}
--------------------------------------------------------------------------------

In addition, many emerging market countries around the globe are busy adopting pro-business policy changes. Developed markets, meanwhile, become more interdependent each year. The increasing globalization of financial markets and businesses is a very real trend that should encourage international investors who maintain a long-term perspective.

Outlook -- We believe that the damage done in international equity markets by oil prices, rising rates, and a strong dollar is excessive. We think good values remain available in both emerging and developed international markets; however, investors will need to remain focused on companies that can produce sustained profitability.

Investing in overseas markets adds important diversification to your portfolio. Investments in non-U.S. stocks provide opportunity for capital appreciation, but they also come with increased risks and volatility that make it especially important to keep a long investment time horizon. We commend you for remaining steadfast with your international investments.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                                /s/ David K. Downes
------------------------------------              --------------------------------------
Wayne A. Stork                                    David K. Downes
Chairman,                                         President and Chief Executive Officer,
Delaware Investments Family of Funds              Delaware Investments Family of Funds

Clive Gillmore
Senior Portfolio Manager
& Director
Delaware International Advisers Ltd.

Robert Akester
Senior Portfolio Manager
Delaware International Advisers Ltd.

December 4, 2000
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Fund's Results
Our fiscal year brought its share of challenges for equity investors. The U.S. economy's influence on the rest of the world seems to be increasing, and uncertainty about its direction may have been part of the reason we saw lukewarm returns in many regions of the world. After respectable gains in the first half the fiscal year, Delaware Overseas Equity Fund lost some ground over the second half and finished the year ended October 31, 2000 with an overall return of +1.13% (Class A shares at net asset value with distributions reinvested). The Fund outperformed its benchmark index, the Morgan Stanley Capital International
(MSCI) Europe, Australasia, Far East (EAFE) Index. We attribute the outperformance versus the index partially to our lesser weighting, relative to the benchmark, in Japan, as well as to generally strong stock selection.

Your Fund is managed using an approach that seeks to identify undervalued countries and stocks by forecasting long-term real returns, coupled with a focus on "purchasing power" when analyzing global currency values. Based on this analysis, we select our ratio of emerging markets to developed markets, as well as our country allocation, using a "top-down" view. Once a country allocation is in place, we then select individual stocks. We look for stocks that may be undervalued based on projections for dividend growth, assets, and earnings.

Portfolio Highlights
While sector analysis is not the major focus of our investment process, our focus on value leads us into sectors whose potential has been ignored in the recent mania for technology-based growth stocks, which were being bought almost regardless of price. As of October 31, 2000, your Fund held significant investments in capital goods, following by banks, and energy stocks.

During the fiscal year, our analysis also led us to conclude that emerging markets, in which the Fund may invest up to 40% of its net assets, were offering greater value than markets in developed nations. As a result, we had allocated approximately 35% of the Fund's net assets to emerging market stocks as of October 31, 2000.

Our heaviest emerging market allocation was to Brazil. A strong final two months of 1999 allowed Brazilian market indexes to record positive overall performance during our fiscal year -- despite the fact that they have trended downward since January 2000. Our Brazilian holdings, a number of which are held in American Depository Receipts, contributed positively as a whole to the Fund's performance during the fiscal year. However, if investors "re-discover" Brazil, and the market there clearly reverses its current downward trend, it may eventually become prudent to look elsewhere for undervalued stocks.

Delaware Overseas Fund
Country Allocation
As of October 31, 2000

United Kingdom 20.1%
Japan 9.9%
France 6.8%
Germany 6.7%

{Graphic Omitted}

Other 27.4%
Spain 3.6%
South Africa 4.2%
Hong Kong 4.6%
Brazil 4.7%
Netherlands 5.9%
Australia 6.1%

(International Diversification Artwork)

--------------------------------------------------------------------------------

During the year we held a smaller percentage of holdings in Japanese companies than did the EAFE Index. Despite signs of economic growth, we believe that the Japanese economy is still displaying evidence of structural problems, and that Japan is currently not the best market for our value focus. As of October 31, 2000, Japanese investments comprised 9.94% of the portfolio. However, we are pleased to report that our largest two Japanese holdings -- Canon and Matsushita -- posted decent gains over the fiscal year.

Despite the generally cheap valuations in emerging markets that have led to their substantial weight in the portfolio, many of these markets performed poorly during the past year. This included many markets in Asia and the Pacific Rim, including Korea and Taiwan. Our underexposure to these markets followed from analysis which suggested that they were overvalued in view of the still formidable structural problems they had to overcome. We believe that our holdings in these countries still represent good value, and that greater realism by investors may present further opportunities there going forward.

In Australia, the local dollar's decline against the U.S. dollar through much of 2000 has made many investors take notice of the investment opportunities being created there. As of the end of our fiscal year, the Australian dollar cost a little more than fifty cents in U.S. currency. We feel that this rate of exchange adds to the attractiveness of the Australian equity market, especially considering Australia's sound economy. As of October 31, 2000, Delaware Overseas Equity Fund had 6.14% of its net assets invested in Australia. Holdings there included National Australia Bank and Foster's Brewing Group. Another investment we hope to see benefit from the relatively cheap Australian dollar is Rio Tinto, a U.K.-based global mining company that owns and operates more than 50% of the Argyle mine in western Australia -- the world's largest diamond mine.

As always, a number of the Fund's top holdings are European stocks. During the fiscal year, the Euro zone economy was generally bolstered by employment growth and activity in corporate mergers and acquisitions, but suffered the same inflation concerns and slowed earnings that were seen in the U.S. As of fiscal year end, we had a smaller percentage of European holdings than did the benchmark, although we held more than the benchmark in the United Kingdom. Major U.K. holdings included a diverse collection of companies, such as global energy distributor Powergen, as well as British Airways, and Bass, an operator of resort hotels and restaurants.

Delaware Overseas Equity Fund
Portfolio Characteristics

October 31, 2000
----------------------------------------------------------------------
Beta*                                                           0.71
----------------------------------------------------------------------
Average Price-to-Earnings Ratio**                              10.32
Median Market
  Capitalization                                       $5.14 billion
----------------------------------------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/ Thomson Financial.


In France, our most recognizable holding is likely to be telecommunications provider Alcatel, a positive performer during the fiscal year. Other large European positions included German pharmaceutical manufacturer Bayer and Dutch investment bank ING Groep, the Fund's second largest holding.

Outlook

In recent years, the U.S. economy has been the main driver of global economic growth. A hard landing in the U.S. would therefore undoubtedly hurt sentiment in other world markets, even from today's relatively depressed levels. We will therefore need to continue to monitor the U.S. economy and the actions of the U.S. Federal Reserve Board for a more clear sign of direction. Until the global economic forecast is seen to be more comforting, the equities markets are likely to remain subdued.

However, we believe that the volatility seen across global equity markets has created many opportunities for value-oriented investors. International investing remains an excellent way to diversify your portfolio, and we believe that the future for many non-U.S. markets -- both emerging and developed -- is quite bright. We believe that our value-oriented, dividend-driven investment approach, used to select a diverse portfolio of international stocks, is an excellent way to seek total return over the long term.

Delaware Overseas Equity Fund
Top 10 Holdings
October 31, 2000

Company                         Country                Percentage of Net Assets
--------------------------------------------------------------------------------
PowerGen                        United  Kingdom                  2.2%
--------------------------------------------------------------------------------
ING Groep                       Netherlands                      2.2%
--------------------------------------------------------------------------------
National Australia Bank         Australia                        2.2%
--------------------------------------------------------------------------------
Matsushita Electric Industrial  Japan                            2.1%
--------------------------------------------------------------------------------
Canon                           Japan                            2.0%
--------------------------------------------------------------------------------
Bayer                           Germany                          2.0%
--------------------------------------------------------------------------------
Bass                            United Kingdom                   2.0%
--------------------------------------------------------------------------------
Great Universal Stores          United Kingdom                   1.9%
--------------------------------------------------------------------------------
Royal Dutch Petroleum           Netherlands                      1.9%
--------------------------------------------------------------------------------
Societe Generale                France                           1.9%
--------------------------------------------------------------------------------

FUND BASICS
-----------

Fund Objectives
The Fund seeks to maximize total return. It does so primarily through investments in an internationally diversified portfolio of equity securities.

Total Fund Assets
As of October 31, 2000
$9.75 million

Number of Holdings
110

Fund Start Date
December 3, 1993

Your Fund Managers
Clive Gillmore is a graduate of the University of Warwick. Mr. Gillmore joined Delaware in 1990 after serving in the investment management field for eight years. He previously was Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd.

Robert Akester is a graduate of University College, London. Mr. Akester joined Delaware in 1996 and has more than 25 years of investment experience.

Nasdaq Symbols
Class A  DEWGX
Class B  DEWBX
Class C  DEWCX

{International Diversification Artwork}
--------------------------------------------------------------------------------

DELAWARE OVERSEAS EQUITY FUND PERFORMANCE
-----------------------------------------

Growth of a $10,000 Investment
December 3, 1993 (Fund Inception) through October 31, 2000

                              Delaware Overseas         MSCI EAFE
                                Equity Fund            Equity Index
Dec '93                            $9,425                $10,000
Apr '94                            $9,986                $10,798
Oct '94                           $10,387                $11,276
Apr '95                           $10,098                $11,433
Oct '95                           $10,738                $11,268
Apr '96                           $11,771                $12,776
Oct '96                           $11,743                $12,485
Apr '97                           $12,136                $12,700
Oct '97                           $12,652                $13,099
Apr '98                           $13,105                $15,142
Oct '98                           $11,013                $14,403
Apr '99                           $12,668                $16,627
Oct '99                           $12,540                $17,769
Apr '00                           $13,354                $18,983
Oct '00                           $12,681                $17,295

Chart assumes $10,000 invested on December 3, 1993 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each April and October. You can not invest directly in an index.

Average Annual Total Returns
Through October 31, 2000                     Lifetime   Five Years    One Year
--------------------------------------------------------------------------------
Class A (Est. 12/3/93)
   Excluding Sales Charge                     +4.39%      +3.29%       +1.13%
   Including Sales Charge                     +3.50%      +2.07%       -4.72%
--------------------------------------------------------------------------------
Class B (Est. 3/29/94)
   Excluding Sales Charge                     +3.06%      +2.55%       +0.51%
   Including Sales Charge                     +3.06%      +2.32%       -4.40%
--------------------------------------------------------------------------------
Class C (Est. 5/10/94)
   Excluding Sales Charge                     +3.14%      +2.54%       +0.51%
   Including Sales Charge                     +3.14%      +2.54%       -0.47%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed.

Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime, five-year and one-year periods ended October 31, 2000 for Delaware Overseas Equity Fund Institutional Class were +3.85%, +3.30% and +1.25%, respectively. The Institutional Class was originally made available without sales charges or asset-based distribution charges only to certain eligible institutional accounts on February 3, 1994.

An expense limitation was in effect for all classes of Delaware Overseas Equity Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Statement of Net Assets

DELAWARE OVERSEAS EQUITY FUND
-----------------------------
                                                                        Market
                                                         Number of      Value
October 31, 2000                                          Shares        (U.S.$)
--------------------------------------------------------------------------------
 Common Stock - 91.49%
 Argentina - 0.59%
 Central Puerto SA, Class B ..........................     21,142     $ 23,261
 Transportadora De Gas Series B ......................     20,300       34,517
                                                                      --------
                                                                        57,778
                                                                      --------
 Australia - 6.14%
 Amcor ...............................................     39,100      108,410
 CSR .................................................     27,000       55,285
 Foster's Brewing Group ..............................     70,000      158,533
 National Australia Bank .............................     15,200      211,114
 Orica ...............................................     14,400       43,284
 Paperlinx ...........................................     13,033       22,289
                                                                      --------
                                                                       598,915
                                                                      --------
 Belgium - 0.62%
 Electrabel SA .......................................        278       60,373
                                                                      --------
                                                                        60,373
                                                                      --------
 Brazil - 4.70%
 Aracruz Celulose SA, ADR ............................      4,400       66,000
*Centrais Electric Series B, GDR .....................        400       13,834
 Companhia Energetica de Minas Gerais, ADR ...........      2,517       38,222
 Companhia Paranaense de
 Energia-Copel, ADR ..................................     11,586      104,998
 Gerdau, ADR .........................................      7,612       78,975
 Petroleo Brasileiro .................................      1,794       47,576
 Rossi Residencial, GDR ..............................     16,600       21,746
 Siderurgicas de Minas Gerais SA, Usiminas ...........      8,000       41,082
 Telecomunicacoes Brasileiras ........................    500,000            8
 Unibanco, GDR                                              1,800       45,450
                                                                      --------
                                                                       457,891
                                                                      --------
 Chile - 0.84%
 Administradora de Fondos de Pensiones
 Provida SA, ADR .....................................      3,400       72,250
 Empresa Nacional Electricidad SA, ADR ...............        931        9,776
                                                                      --------
                                                                        82,026
                                                                      --------
 China  - 1.18%
 Guangdong Kelon Electric Holding ....................     85,000       15,803
 Guangshen Railway ...................................    404,000       49,211
 Shenzhen Expressway .................................    436,000       50,314
                                                                      --------
                                                                       115,328
                                                                      --------
 Croatia - 0.63%
 Zagrebacka Banka 144A, GDR ..........................      3,913       61,630
                                                                      --------
                                                                        61,630
                                                                      --------
 Egypt - 0.48%
*Mobinil - Egyptian Mobile Services ..................      1,264       24,793
*Paints & Chemical 144A, GDR .........................     12,000       22,500
                                                                      --------
                                                                        47,293
                                                                      --------
 Estonia - 0.19%
 EESTI Telekom 144A, GDR .............................      1,211       18,771
                                                                      --------
                                                                        18,771
                                                                      --------
                                                                        Market
                                                         Number of      Value
                                                          Shares        (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
France - 6.81%
Alcatel ..............................................      2,500    $ 152,545
Compagnie de Saint Gobain ............................      1,132      149,769
Societe Generale .....................................      3,200      181,679
Total Fina ...........................................      1,260      180,284
                                                                     ---------
                                                                       664,277
                                                                     ---------
Finland - 0.46%
Upm-Kymmene Oyj ......................................      1,574       44,548
                                                                     ---------
                                                                        44,548
                                                                     ---------
Germany - 6.72%
Bayer ................................................      4,600      196,946
Bayerische Hypo-und Vereinsbank ......................      2,740      148,819
Continental ..........................................      3,100       46,697
Rheinisch Westfaelisches Elektric ....................      3,860      154,617
Siemens ..............................................        850      108,203
                                                                     ---------
                                                                       655,282
                                                                     ---------
Greece - 0.63%
Hellenic Telecommunications 144A, ADR ................      6,980       61,075
                                                                     ---------
                                                                        61,075
                                                                     ---------
Hong Kong - 4.55%
Beijing Capital International Airport ................    324,000       74,779
Hengan International .................................    234,000       56,107
Hong Kong Electric ...................................     32,000      105,655
Jardine Matheson .....................................     15,200       84,360
Wharf Holdings .......................................     60,000      122,323
                                                                     ---------
                                                                       443,224
                                                                     ---------
Hungary - 0.54%
Gedeon Richter 144A, GDR .............................      1,088       52,496
                                                                     ---------
                                                                        52,496
                                                                     ---------
India - 1.71%
Gas Authority of India 144A, GDR .....................      9,519       48,785
ICICI, ADR ...........................................      3,394       32,031
Larsen & Toubro, GDR .................................        700        4,410
Mahanager Telephone Nigam 144A, GDR ..................      4,800       28,320
Videsh Sanchar Nigam, GDR ............................      5,803       42,797
Videsh Sanchar Nigam 144A, GDR .......................      1,372       10,359
                                                                     ---------
                                                                       166,702
                                                                     ---------
Israel - 1.01%
Bank Hapoalim ........................................     22,081       55,856
ECI Telecommunications ...............................      1,801       42,549
                                                                     ---------
                                                                        98,405
                                                                     ---------
Japan - 9.94%
Canon ................................................      5,000      198,387
Eisai ................................................      5,000      153,945
Hitachi ..............................................     15,000      160,817
Matsushita Electric Industrial .......................      7,000      203,335
Nichido Fire & Marine ................................     14,000       72,354
West Japan Railway ...................................         44      180,629
                                                                     ---------
                                                                       969,467
                                                                     ---------

                                                                        Market
                                                         Number of      Value
Delaware Overseas Equity Fund                             Shares        (U.S.$)
--------------------------------------------------------------------------------

Common Stock (continued)
Malaysia - 1.55%
Petronas Dagangan Berhad .............................     56,000     $ 50,401
Resorts World Berhad .................................     18,000       31,500
Sime Darby Berhad ....................................     55,000       68,896
                                                                      --------
                                                                       150,797
                                                                      --------
Mexico - 1.89%
Alfa SA de CV, Class A ...............................     43,400       85,874
Cemex SA - CPO .......................................     21,396       89,952
Vitro SA, ADR ........................................      3,500        8,750
                                                                      --------
                                                                       184,576
                                                                      --------
Netherlands - 5.93%
Elsevier - CVA .......................................     11,600      148,157
ING Groep ............................................      3,100      212,886
Royal Dutch Petroleum ................................      3,100      183,868
Vopak ................................................      1,742       33,263
                                                                      --------
                                                                       578,174
                                                                      --------
New Zealand - 0.82%
Carter Holt Harvey ...................................     28,000       18,545
Telecom Corporation of New Zealand ...................     27,800       61,522
                                                                      --------
                                                                        80,067
                                                                      --------
Peru - 0.18%
Creditcorp, ADR ......................................      2,420       17,696
                                                                      --------
                                                                        17,696
                                                                      --------
Russia - 0.98%
Gazprom, ADR .........................................      5,526       44,070
Lukoil Holding, ADR ..................................        960       51,264
                                                                      --------
                                                                        95,334
                                                                      --------
Singapore - 0.65%
Overseas Chinese Banking .............................     10,000       63,770
                                                                      --------
                                                                        63,770
                                                                      --------
South Africa - 4.22%
Amalgamated Banks of South Africa ....................     18,073       61,425
Iscor ................................................     42,936       68,137
Network Healthcare ...................................    265,617       28,101
Sanlam ...............................................     74,300       77,133
Sappi ................................................     11,400       78,094
Sasol ................................................     12,900       98,775
                                                                      --------
                                                                       411,665
                                                                      --------
South Korea - 0.75%
Pohang Iron & Steel, ADR .............................      4,600       72,738
                                                                      --------
                                                                        72,738
                                                                      --------
Spain - 3.57%
Banco Santander Central Hispano ......................     10,100       97,885
Iberdrola SA .........................................      8,300      101,501
Telefonica ...........................................      7,799      148,720
                                                                      --------
                                                                       348,106
                                                                      --------

                                                                        Market
                                                         Number of      Value
                                                          Shares        (U.S.$)
--------------------------------------------------------------------------------
 Common Stock (continued)
 Taiwan - 1.38%
 China Steel, GDR ....................................      6,735    $  78,295
 Yageo, GDR ..........................................      5,874       22,762
 Yageo 144A, GDR .....................................      8,750       33,906
                                                                     ---------
                                                                       134,963
                                                                     ---------
 Thailand - 1.53%
 Bangkok Bank ........................................     30,000       25,562
 Electricity Generating Public Company ...............     79,000       74,943
 Hana Microelectronics ...............................     20,000       48,625
                                                                     ---------
                                                                       149,130
                                                                     ---------
 Turkey - 0.20%
*Efes Sinai Yatirim Holding ..........................    467,740        5,157
*Efes Sinai Yatirim, ADR .............................        649       13,954
                                                                     ---------
                                                                        19,111
                                                                     ---------
 United Kingdom - 20.10%
 Bass ................................................     19,557      191,714
 BG Group ............................................     29,051      116,885
 Blue Circle Industry ................................     15,000       91,970
 Boots ...............................................     20,300      161,585
 British Airways .....................................     32,000      143,262
 Cable & Wireless ....................................     11,100      157,539
 GKN .................................................     15,100      174,428
 Glaxo Wellcome ......................................      5,100      146,616
 Great Universal Stores ..............................     27,400      189,271
 Halifax .............................................     17,000      133,837
*Lattice .............................................     29,051       61,867
 PowerGen ............................................     27,700      214,860
 Rio Tinto ...........................................      8,300      134,663
 Taylor Woodrow ......................................     16,000       41,911
                                                                     ---------
                                                                     1,960,408
                                                                     ---------
 Total Common Stock
  (cost $9,695,509)                                                  8,922,016
                                                                     ---------
 Investment Companies - 1.03%
 India Fund, (The) ...................................      9,400      100,463
                                                                     ---------
 Total Investment Companies
  (cost $128,743) ....................................                 100,463
                                                                     ---------
 Preferred Stock - 0.38%
 Telecomunicacoes Brasileiras,
 ADR Preferred Block .................................        500       36,625
                                                                     ---------
 Total Preferred Stock
  (cost $23,652) .....................................                  36,625
                                                                     ---------
8
Repurchase Agreements - 5.00%
With Chase Manhattan 6.55% 11/1/00
  (dated 10/31/00, collateralized by $172,000
  U.S. Treasury Notes 4.75% due 2/15/04,
  market value $168,197) .............................    $164,000   $  164,000
With J.P. Morgan Securities 6.52% 11/1/00
  (dated 10/31/00, collateralized by
  $68,000 U.S. Treasury Notes 6.25%
  due 2/15/03, market value $69,470,
  $46,000 U.S. Treasury Notes 5.25% due 8/15/03,
  market value $46,041 and $46,000
  U.S. Treasury Notes 7.25% due 5/15/04,
  market value $49,832) ..............................     162,000      162,000
With PaineWebber 6.54% 11/1/00
  (dated (10/31/00, collateralized by $161,000
   U.S. Treasury Notes 5.875% due
  11/15/05, market value $165,490) ...................     162,000      162,000
                                                                     ----------
Total Repurchase Agreements
  (cost $488,000) ....................................                  488,000
                                                                     ----------
Total Market Value of Securities - 97.90%
  (cost $10,335,904) .................................                9,547,104
Receivables and Other Assets Net
  of Liabilities - 2.10% .............................                  204,543
                                                                     ----------
Net Assets Applicable to 1,341,788 Shares
  Outstanding - 100.00% ..............................               $9,751,647
                                                                     ==========
Net Asset Value - Delaware Overseas Equity Fund
  A Class ($5,783,695 / 748,832 shares) ..............                    $7.72
                                                                          -----
Net Asset Value - Delaware Overseas Equity Fund
  B Class ($3,406,822 / 511,072 shares) ..............                    $6.67
                                                                          -----
Net Asset Value - Delaware Overseas Equity Fund
  C Class ($458,235 / 68,503 shares) .................                    $6.69
                                                                          -----
Net Asset Value - Delaware Overseas Equity Fund
  Institutional Class ($102,895 / 13,381 shares) .....                    $7.69
                                                                          -----

  Components of Net Assets at October 31, 2000:
  Shares of beneficial interest (unlimited
    authorization - no par) ...............................        $10,358,885
**Undistributed net investment income .....................             36,858
  Accumulated net realized gain on investments ............            145,589
  Net unrealized depreciation of investments and
    foreign currencies ....................................           (789,685)
                                                                    ----------
  Total net assets ........................................         $9,751,647
                                                                    ==========
 *Non-income producing security for the year ended October 31, 2000. **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Net Asset Value and Offering Price per Share -
Delaware Overseas Equity Fund
Net asset value A Class (A) ....................................       $7.72
Sales charge (5.75% of offering price or 6.09% of the
  amount invested per share) (B) ...............................        0.47
                                                                       -----
Offering price .................................................       $8.19
                                                                       =====
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Year Ended October 31, 2000                        Delaware Overseas Equity Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ................................................ $221,272
Interest .................................................   36,309
Foreign tax withheld .....................................  (15,405)  $ 242,176
                                                           --------   ---------
Expenses:
Management fees ..........................................   67,731
Registration fees ........................................   60,611
Dividend disbursing and transfer agent fees and expenses .   54,954
Distribution expense .....................................   43,839
Reports and statements to shareholders ...................   13,325
Professional fees ........................................    3,520
Accounting and administration ............................    2,839
Trustees' fees ...........................................    1,850
Custodian fees and expenses ..............................       17
Other ....................................................      215     248,901
                                                           --------
Less expenses absorbed or waived .........................              (71,096)
Less expenses paid indirectly ............................                 (182)
                                                                      ---------
Total expenses ...........................................              177,623
                                                                      ---------

Net Investment Income ....................................               64,553
                                                                      ---------

Net Realized and Unrealized Gain (Loss) on Investments
   and Foreign Currencies:
Net realized gain (loss) on:
   Investments ...........................................              156,688
   Foreign currencies ....................................              (13,545)
                                                                      ---------
Net realized gain                                                       143,143
Net change in unrealized appreciation/depreciation of
   investments and foreign currencies ....................             (697,653)
                                                                      ---------

Net Realized and Unrealized Loss on Investments and
   Foreign Currencies ....................................             (554,510)
                                                                      ---------

Net Decrease in Net Assets Resulting From Operations .....            $(489,957)
                                                                      =========

                             See accompanying notes

Statements of Changes in Net Assets

                                                   Delaware Overseas Equity Fund
--------------------------------------------------------------------------------

                                                                   Year Ended
                                                               10/31/00    10/31/99

Increase (Decrease) in Net Assets from Operations:
Net investment income ....................................    $  64,553   $  25,166
Net realized gain on investments and foreign currencies ..      143,143      56,291
Net change in unrealized appreciation/depreciation of
  investments and foreign currencies .....................     (697,653)    376,432
                                                            -----------------------
Net increase (decrease) in net assets resulting from
  operations .............................................     (489,957)    457,889
                                                            -----------------------
Distributions to Shareholders from:
Net investment income:
    A Class ..............................................      (32,767)   (158,267)
    B Class ..............................................       (8,959)    (93,220)
    C Class ..............................................       (1,591)    (21,225)
    Institutional Class ..................................       (1,217)     (4,757)

Net realized gain on investments:
    A Class ..............................................      (36,044)   (311,979)
    B Class ..............................................      (17,917)   (199,549)
    C Class ..............................................       (3,182)    (45,435)
    Institutional Class ..................................       (1,116)     (9,052)
                                                            -----------------------
                                                               (102,793)   (843,484)
                                                            -----------------------
Capital Share Transactions:
Proceeds from shares sold:
    A Class ..............................................    6,773,472     583,522
    B Class ..............................................    3,357,926     155,355
    C Class ..............................................      348,343     157,634
    Institutional Class ..................................      173,452     481,026

Net asset value of shares issued upon reinvestment
  of distributions:
    A Class ..............................................       65,213     464,682
    B Class ..............................................       26,272     284,170
    C Class ..............................................        4,677      46,619
    Institutional Class ..................................        2,333      13,809
                                                            -----------------------
                                                             10,751,688   2,186,817
                                                            -----------------------
Cost of shares repurchased:
    A Class ..............................................   (2,997,774)   (610,554)
    B Class ..............................................     (763,336)   (429,624)
    C Class ..............................................      (88,944)   (136,429)
    Institutional Class ..................................     (138,426)   (480,947)
                                                            -----------------------
                                                             (3,988,480) (1,657,554)
                                                            -----------------------
Increase in net assets derived from capital share
   transactions ..........................................    6,763,208     529,263
                                                            -----------------------
Net Increase in Net Assets ...............................    6,170,458     143,668
                                                            -----------------------

Net Assets:
Beginning of period ......................................    3,581,189   3,437,521
                                                            -----------------------
End of period ............................................  $ 9,751,647  $3,581,189
                                                            =======================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Overseas Equity Fund A Class
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Year Ended
                                                             10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3)

Net asset value, beginning of period .....................      $7.830      $8.950      $12.520     $12.390      $11.400

Income (loss) from investment operations:
  Net investment income (loss) ...........................       0.082       0.075        0.091      (0.060)      (0.060)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...............................       0.018       0.870       (1.501)      0.960        1.073
                                                                --------------------------------------------------------
  Total from investment operations .......................       0.100       0.945       (1.410)      0.900        1.013
                                                                --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................      (0.100)     (0.695)      (0.520)     (0.440)      (0.023)
  Distributions from net realized gain on investments ....      (0.110)     (1.370)      (1.640)     (0.330)          --
                                                                --------------------------------------------------------
  Total dividends and distributions ......................      (0.210)     (2.065)      (2.160)     (0.770)      (0.023)
                                                                --------------------------------------------------------

Net asset value, end of period ...........................      $7.720      $7.830      $ 8.950     $12.520      $12.390
                                                                ========================================================
Total return(1)                                                  1.13%      13.86%      (12.95%)      7.74%        8.90%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................      $5,784      $2,285       $2,034     $10,868      $14,886
  Ratio of expenses to average net assets ................       2.00%       1.85%        1.83%       1.80%        1.82%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......       2.90%       5.31%        3.75%        N/A         2.60%
  Ratio of net investment income (loss) to average
    net assets ...........................................       1.07%       0.95%        0.93%      (0.45%)      (0.51%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and expenses
    paid indirectly ......................................       0.17%      (2.51%)      (0.99%)       N/A        (1.29%)
  Portfolio turnover .....................................         11%          7%          87%         18%          21%

------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln Investment Management, Inc. as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Overseas Equity Fund B Class
-------------------------------------------------------------------------------------------------------------------------------
                                                                                          Year Ended
                                                                  10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3)
Net asset value, beginning of period .....................          $6.790      $8.030      $11.540     $11.560      $10.710

Income (loss) from investment operations:
  Net investment income (loss) ...........................           0.035       0.017        0.033      (0.140)      (0.060)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ...............................           0.010       0.753       (1.383)      0.890        0.930
                                                                    --------------------------------------------------------
  Total from investment operations .......................           0.045       0.770       (1.350)      0.750        0.870
                                                                    --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ...................          (0.055)     (0.640)      (0.520)     (0.440)      (0.020)
  Distributions from net realized gain on investments ....          (0.110)     (1.370)      (1.640)     (0.330)      --
                                                                    --------------------------------------------------------
  Total dividends and distributions ......................          (0.165)     (2.010)      (2.160)     (0.770)      (0.020)
                                                                    --------------------------------------------------------

Net asset value, end of period ...........................          $6.670      $6.790      $ 8.030     $11.540      $11.560
                                                                    ========================================================
Total return(1) ..........................................           0.51%      12.98%      (13.66%)      6.95%        8.16%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ................          $3,407      $1,018       $1,166      $1,450       $1,208
  Ratio of expenses to average net assets ................           2.70%       2.55%        2.53%       2.50%        2.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......           3.60%       6.01%        4.45%        N/A         3.28%
  Ratio of net investment income (loss) to average
      net assets .........................................           0.37%       0.25%        0.23%      (1.16%)      (1.19%)
  Ratio of net investment income (loss) to average
      net assets prior to expense limitation and expenses
      paid indirectly ....................................          (0.53%)     (3.21%)      (1.69%)       N/A        (1.97%)
  Portfolio turnover .....................................             11%          7%          87%         18%          21%

----------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln Investment Management, Inc. as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Overseas Equity Fund C Class
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended
                                                               10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3)

Net asset value, beginning of period ......................       $6.810      $8.040      $11.550     $11.580      $10.730

Income (loss) from investment operations:
  Net investment income (loss) ............................        0.035       0.017        0.033      (0.140)      (0.060)
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ................................        0.010       0.763       (1.383)      0.880        0.930
                                                                  --------------------------------------------------------
  Total from investment operations ........................        0.045       0.780       (1.350)      0.740        0.870
                                                                  --------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................       (0.055)     (0.640)      (0.520)     (0.440)      (0.020)
  Distributions from net realized gain on investments .....       (0.110)     (1.370)      (1.640)     (0.330)          --
                                                                  --------------------------------------------------------
  Total dividends and distributions .......................       (0.165)     (2.010)      (2.160)     (0.770)      (0.020)
                                                                  --------------------------------------------------------

Net asset value, end of period ............................       $6.690      $6.810      $ 8.040     $11.550      $11.580
                                                                  ========================================================
Total return(1) ...........................................        0.51%      13.08%      (13.67%)      6.85%        8.15%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................         $458        $209         $179        $159         $112
  Ratio of expenses to average net assets .................        2.70%       2.55%        2.53%       2.50%        2.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......        3.60%       6.01%        4.45%         N/A        3.28%
  Ratio of net investment income (loss) to average
     net assets ...........................................        0.37%       0.25%        0.23%      (1.16%)      (1.19%)
  Ratio of net investment loss to average net assets
    prior to expense limitation and expenses paid
    indirectly ............................................       (0.53%)     (3.21%)      (1.69%)       N/A        (1.97%)
  Portfolio turnover ......................................          11%          7%          87%         18%          21%

----------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln Investment Management, Inc. as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.

                             See accompanying notes
14

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Overseas Equity Fund Institutional Class
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year Ended
                                                              10/31/00(2) 10/31/99(2) 10/31/98(2) 10/31/97(2,4) 10/31/96(3)
Net asset value, beginning of period ......................      $7.810      $8.930      $12.480     $12.320      $11.440

Income (loss) from investment operations:
  Net investment income (loss) ............................       0.106       0.098        0.123      (0.020)      (0.060)
  Net realized and unrealized gain (loss) on investments
   and foreign currencies .................................       0.004       0.872       (1.513)      0.950        0.963
  Total from investment operations ........................       0.110       0.970       (1.390)      0.930        0.903

Less dividends and distributions:
  Dividends from net investment income ....................      (0.120)     (0.720)      (0.520)     (0.440)      (0.023)
  Distributions from net realized gain on investments .....      (0.110)     (1.370)      (1.640)     (0.330)          --
  Total dividends and distributions .......................      (0.230)     (2.090)      (2.160)     (0.770)      (0.023)

Net asset value, end of period ............................      $7.690      $7.810       $8.930     $12.480      $12.320

Total return(1) ...........................................       1.25%      14.30%      (12.82%)      8.04%        7.91%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................        $103         $69          $59         $60         $284
  Ratio of expenses to average net assets .................       1.70%       1.55%        1.53%       1.50%        1.50%
  Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly .......       2.60%       5.01%        3.45%         N/A        2.28%
  Ratio of net investment income (loss) to average
    net assets ............................................       1.37%       1.25%        1.23%      (0.15%)      (0.19%)
  Ratio of net investment income (loss) to average
    net assets prior to expense limitation and expenses
    paid indirectly .......................................       0.47%      (2.21%)      (0.69%)       N/A        (0.97%)
  Portfolio turnover ......................................         11%          7%          87%         18%          21%

----------------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(2) The average shares outstanding method has been applied for per share information.
(3) Commencing May 3, 1996, Delaware Management Company replaced Lincoln Investment Management, Inc. as the Fund's investment manager.
(4) Commencing September 15, 1997, Delaware International Advisers Limited entered into a sub-adviser agreement to manage the Fund.

                             See accompanying notes

Notes to Financial Statements

October 31, 2000
--------------------------------------------------------------------------------

Delaware Group Adviser Funds (the "Trust") is organized as a Delaware business trust and offers three series: the Delaware U.S. Growth Fund, the Delaware New Pacific Fund and the Delaware Overseas Equity Fund. These financial statements and the related notes pertain to the Delaware Overseas Equity Fund (the "Fund"). The Fund is a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge. The Institutional Class has no sales charge.

The investment objective of the Fund is to seek maximize total return (capital appreciation and income) principally through investments in an internationally diversified portfolio of equity securities.

1. Significant Accounting Policies The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares and pays dividends from net investment income and net capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $182 for the year ended October 31, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".


2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of net assets, 0.80% on the next $500 million, 0.75% on the next $1.5 billion and 0.70% on net assets in excess of $2.5 billion.

2. Investment Management and Other Transactions with Affiliates
   (continued)

DMC has entered into sub-advisory agreement with Delaware International Advisers Limited (DIAL), an affiliate of DMC, with respect to the management of the Fund. For the services provided, DMC pays the sub-adviser an annual fee which is calculated at a rate of 0.80% of average daily net assets of the Fund. The Fund does not pay any fees directly to the sub-adviser.

DMC has elected to waive its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, does not exceed 1.70% of average daily net assets of the Fund through October 31, 2000.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 2000, the Fund had liabilities for such fees and other expenses payable to DSC of $6,635.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. At October 31, 2000, the Fund had a liability for such fees and other expenses payable to DDLP of $5,973.

For the year ended October 31, 2000, DDLP earned $3,696 for commissions on sales of the Fund A Class shares. Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the year ended October 31, 2000, the Fund made purchases of $7,094,843 and sales of $762,730 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purposes. As of October 31, 2000, the net unrealized depreciation for federal income tax purposes aggregated $788,800 of which $616,918 related to unrealized appreciation of securities and $1,405,718 related to unrealized depreciation of securities. At October 31, 2000, the aggregate cost of securities was $10,335,904.

4. Capital Stock
Transactions in capital stock were as follows:
                                                              Year Ended
                                                         10/31/00     10/31/99
Shares sold:
  A Class ...........................................     825,759      75,438
  B Class ...........................................     464,852      22,753
  C Class ...........................................      49,602      20,523
  Institutional Class ...............................      21,019      60,595

Shares issued upon reinvestment of
  distributions:
  A Class ...........................................       7,972      67,837
  B Class ...........................................       3,695      47,520
  C Class ...........................................         655       7,770
  Institutional Class ...............................         287       2,028
                                                        ---------    --------
                                                        1,373,841     304,464
                                                        ---------    --------
Shares repurchased:
  A Class ...........................................    (376,878)    (78,698)
  B Class ...........................................    (107,310)    (65,654)
  C Class ...........................................     (12,451)    (19,816)
  Institutional Class ...............................     (16,753)    (60,389)
                                                        ---------    --------
                                                         (513,392)   (224,557)
                                                        ---------    --------
Net increase ........................................     860,449      79,907
                                                        =========    ========

--------------------------------------------------------------------------------
5. Foreign Exchange Contracts

The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had no forward foreign currency contracts outstanding at October 31, 2000.

6. Credit and Market Risk

Some countries in which the Fund may invest in require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

7. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding at October 31, 2000, or at any time during the fiscal year.

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.


For the fiscal year ended October 31, 2000, the Fund designates distributions paid during the year as follows:

       (A)
    Long-Term                        (B)                  (C)
   Capital Gains                  Ordinary               Total
   Distributions                   Income             Distributions
   (Tax Basis)                   Distributions         (Tax Basis)
   -------------                 -------------        -------------
      57%                            43%                  100%

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware Overseas Equity Fund

We have audited the accompanying statement of net assets of Delaware Overseas Equity Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Overseas Equity Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Philadelphia, Pennsylvania
December 8, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

                               {Graphic Omitted}

o  Growth of Capital
   o  Technology and Innovation
        Fund
   o  Select Growth Fund
   o  Trend Fund
   o  Growth Opportunities Fund*
   o  Small Cap Value Fund
   o  U.S. Growth Fund
   o  Tax-Efficient Equity Fund
   o  Social Awareness Fund

o  Total Return
   o  Blue Chip Fund
   o  Devon Fund
   o  Growth and Income Fund
   o  Decatur Equity Income Fund
   o  REIT Fund
   o  Balanced Fund

o  International and Global
   o  Emerging Markets Fund
   o  New Pacific Fund
   o  Overseas Equity Fund
   o  International Equity Fund
   o  Global Equity Fund
   o  Global Bond Fund

o  Current Income
   o  Delchester Fund
   o  High-Yield
        Opportunities Fund
   o  Strategic Income Fund
   o  Corporate Bond Fund
   o  Extended Duration
        Bond Fund
   o  American Government
        Bond Fund
   o  U.S. Government
        Securities Fund
   o  Limited-Term
        Government Fund

o  Tax-Exempt Income
   o  National High-Yield
        Municipal Bond Fund
   o  Tax-Free USA Fund
   o  Tax-Free Insured Fund
   o  Tax-Free USA
        Intermediate Fund
   o  State Tax-Free Funds**

o  Stability of Principal
   o  Cash Reserve
   o  Tax-Free Money Fund

o  Asset Allocation
   o  Foundation Funds
        Growth Portfolio
        Balanced Portfolio
        Income Portfolio

 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
-----------
Philadelphia o London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Overseas Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Overseas Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES

Wayne A. Stork
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Retired
Fredericksburg, VA

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN


AFFILIATED OFFICERS

Charles E. Haldeman, Jr.
President and Chief Executive Officer
Delaware Management Holdings, Inc.
Philadelphia, PA

Richard J. Flannery
Executive Vice President
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, PA

2005 Market Street
Philadelphia, PA 19103-3682

(4090)                                        Printed in the USA
AR-109 [10/00] PPL 12/00                                   (J6571)